Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions

3. Acquisitions

On October 1, 2013, MFS acquired all remaining shares of Inducs, AG (“Inducs”) for a purchase price, net of cash acquired, of approximately $12.2 million. MFS previously held a minority interest in Inducs. Inducs is a leader in induction cooking technology. Allocation of the purchase price resulted in $5.0 million of goodwill and $7.0 million of intangible assets. The results of Inducs have been included in these combined financial statements since the date of the acquisition.

On October 21, 2015, MFS acquired the remaining 50% of outstanding shares of a joint venture in Thailand. Welbilt Thailand is a leading manufacturer of kitchen equipment in South East Asia. The purchase price, net of cash acquired, was approximately $5.3 million. The gain of $4.9 million recognized on the acquisition was a component of Other income (expense) - net in the Combined Statements of Operations for the year ended December 31, 2015. The gain related to the difference between the book value and the fair value of our previously held passive 50% equity interest in the joint venture. Allocation of the purchase price resulted in $1.4 million of goodwill and $4.2 million of intangible assets. The results of Welbilt Thailand have been included in these combined financial statements since the date of the acquisition.